                                                                   Exhibit 10.18

                                 PROMISSORY NOTE


$64,250,000.00                                                      June 3, 2003


         FOR VALUE RECEIVED MOORESTOWN MALL LLC, a Delaware limited liability company, as maker, having its principal place of business c/o PREIT-Rubin, Inc., The Bellevue, 200 South Broad Street, Philadelphia, Pennsylvania 19102 ("Borrower"), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS BANK, FSB, a federal stock savings bank, having an address at 1000 West Street, Suite 200, Wilmington, Delaware 19801 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of SIXTY-FOUR MILLION TWO HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($64,250,000.00), in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (defined below), and to be paid in installments as provided herein.

1.       CERTAIN DEFINED TERMS

         As used herein the following terms shall have the meanings set forth below:

         (a) "Accrual Period" means the period commencing on the eleventh (11th) day of a calendar month and ending on the tenth (10th) day of the succeeding calendar month; provided that if this Note is dated as of any date other than the eleventh (11th) day of a month, the first Accrual Period shall (i) consist of only the date hereof, if the date hereof is the tenth (10th) day of a month, or (ii) commence on the date hereof and shall end on the next tenth (10th) day of a calendar month to occur after the date hereof.

         (b) "Applicable Interest Rate" shall mean an interest rate equal to 4.95% per annum.

         (c) "Constant Monthly Payment" shall mean a payment equal to $342,947.22.

         (d) "Loan" shall mean the loan evidenced by this Note.

         (e) "Loan Documents" shall mean this Note, the Security Instrument, and any other documents or instruments which now or shall hereafter wholly or partially secure or guarantee payment of this Note or which have otherwise been executed by Borrower and/or any other person in connection with the Loan.

         (f) "Lockout Period Expiration Date" shall mean the earlier of (a) the fourth (4th) anniversary of date hereof and (b) two years and one day from the "startup day" of any "real estate mortgage investment conduit" (as such terms are defined in Sections 860G and 860D, respectively, of the Internal Revenue Code of 1986, as amended or any successor statute thereto) which may acquire the Loan.

         (g) "Maturity Date" shall mean June 11, 2013.





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         (h) "Monthly Payment Date" shall mean the eleventh (11th) day of each calendar month prior to the Maturity Date commencing on (i) the eleventh (11th) day of the next succeeding calendar month after the date hereof if this Note is dated on or prior to the eleventh (11th) day of a month; or (ii) the eleventh
(11th) day of the second succeeding calendar month after the date hereof if this
Note is dated after the eleventh (11th) day of a month.

         (i) "Security Instrument" shall mean the Mortgage and Security Agreement dated the date hereof in the principal sum of $64,250,000.00 given by Borrower to (or for the benefit of) Lender covering the fee estate of Borrower in certain premises located in Burlington County, State of New Jersey, and other property, as more particularly described therein (collectively, the "Property").

2.       PAYMENT TERMS

         (a) If this Note is dated as of a date other than the eleventh (11th) day of a calendar month, a payment shall be due from Borrower to Lender on the date hereof on account all interest scheduled to accrue on the principal sum from and after the date hereof through and including the last day of the current Accrual Period. The Constant Monthly Payment shall be due from Borrower to Lender on each Monthly Payment Date, with each Constant Monthly Payment to be applied as follows: (i) first, to the payment of interest which has accrued during the preceding Accrual Period computed at the Applicable Interest Rate, and (ii) the balance toward the reduction of the principal sum. The balance of the principal sum and all interest thereon shall be due and payable on the Maturity Date. Interest on the principal sum of this Note shall be calculated by multiplying the actual number of days elapsed in the period for which interest is being calculated by a daily rate based on a 360-day year.

         (b) Unless payments are made in the required amount in immediately available funds at the place where this Note is payable, remittances in payment of all or any part of the Debt (defined below) shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where this Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks.

3.       DEFAULT AND ACCELERATION

         (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the other Loan Documents, (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the other Loan Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note prior to the Maturity Date is not paid on the date when due or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the other Loan Documents (collectively, an "Event of Default"). Notwithstanding anything to the contrary contained herein, with respect to only Borrower's first failure in any consecutive twelve (12) month period to make Constant Monthly Payments within the time required under this Note, no Event of Default shall be deemed to have occurred unless Borrower fails to make payment on or before the date that is five (5) days after Lender delivers notice of Borrower's breach to Borrower.






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4.       DEFAULT INTEREST

         Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate (the "Default Rate") equal to (i) the greater of (a) the Applicable Interest Rate plus three percent (3%) and (b) the Prime Rate (as hereinafter defined) plus four percent (4%) or (ii) the maximum interest rate that Borrower may by law pay, whichever is lower. The Default Rate shall be computed from the occurrence of the Event of Default until the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This provision, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.

         The "Prime Rate" shall mean the annual rate of interest publicly announced by Citibank, N.A. in New York, New York, as its base rate, as such rate shall change from time to time. If Citibank, N.A. ceases to announce a base rate, Prime Rate shall mean the rate of interest published in The Wall Street Journal from time to time as the Prime Rate. If more than one Prime Rate is published in The Wall Street Journal for a day, the average of the Prime Rates shall be used, and such average shall be rounded up to the nearest one-quarter of one percent (.25%). If The Wall Street Journal ceases to publish the "Prime Rate", the Lender shall select an equivalent publication that publishes such "Prime Rate", and if such prime rates are no longer generally published or are limited, regulated or administered by a governmental or quasi-governmental body, then Lender shall select a comparable interest rate index.

5.       PREPAYMENT; DEFEASANCE

         (a) Borrower shall not have the right or privilege to prepay all or any portion of the unpaid principal balance of this Note until the Monthly Payment Date which is three months prior to the Maturity Date. From and after such date, provided no Event of Default exists, the principal balance of this Note may be prepaid, in whole but not in part, upon: (i) not less than 15 days prior written notice (the "Prepayment Notice") to Lender specifying the scheduled payment date on which prepayment is to be made (the "Prepayment Date"); (ii) payment of all accrued and unpaid interest on the outstanding principal balance of this Note to and including the Prepayment Date together with a payment of all interest which would have accrued on the principal balance of this Note to and including the last day of the Accrual Period in which the Prepayment Date occurs, if such prepayment occurs on a date which is not the eleventh (11th) day of a calendar








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month (the "Shortfall Interest Payment"); and (iii) payment of all other sums then due under this Note, the Security Instrument and the other Loan Documents. Lender shall not be obligated to accept any prepayment of the principal balance of this Note unless it is accompanied by all sums due in connection therewith.

         (b) (i) At any time from and after the Lockout Period Expiration Date and provided no Event of Default exists at the time, Borrower may obtain the release of the Property from the lien of the Security Instrument upon the satisfaction of the following conditions precedent:

                 (1) Borrower shall have provided Lender with not less than thirty (30) days and not more than sixty (60) days prior written notice specifying the date (the "Release Date") on which the Defeasance Deposit (hereinafter defined) is to be made;

                 (2) Borrower shall have paid to Lender all interest accrued and unpaid on the principal balance of this Note to and including the Release Date;

                 (3) Borrower shall have paid to Lender all other sums due and payable under this Note, the Security Instrument and the other Loan Documents through and including the Release Date (including, but not limited to, any Constant Monthly Payment which may be due and payable on the Release Date);

                 (4) Borrower shall have paid to Lender the Defeasance Deposit (hereinafter defined);

                 (5) The transactions contemplated by this Section 5(b) shall not cause the Loan to lose its status as a "qualified mortgage" within the meaning of Sections 860D and 860G(a)(3) of the Internal Revenue Code of 1986, as amended, or any successor statute thereto; and

                 (6) Borrower shall have delivered to Lender the following:

                     (A) a security agreement, in form and substance satisfactory to Lender, creating a first priority lien on the Defeasance Deposit and the Government Securities (hereinafter defined) purchased on behalf of Borrower with the Defeasance Deposit in accordance with the provisions of this
Section 5(b) (the "Pledge Agreement"), which Pledge Agreement shall provide, among other things, that any excess payments of principal and interest received by Lender under the Government Securities over the amount needed to make payments of principal and interest and other sums due from Borrower hereunder shall be refunded to Borrower;

                     (B) a release of the Property from the lien of the Security Instrument (for execution by Lender) in a form appropriate for the jurisdiction in which the Property is located;

                     (C) an officer's certificate of Borrower certifying that the requirements set forth in this Section 5(b) have been satisfied;






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                     (D) a certificate by Borrower's independent public
accountant certifying that the cash flow from the Government Securities will be sufficient to timely meet all Scheduled Defeasance Payments;

                     (E) an opinion of counsel for Borrower in form satisfactory to Lender stating, among other things, that Lender will have a perfected first priority security interest in the Defeasance Deposit and the Government Securities to be purchased on behalf of Borrower;

                     (F) evidence in writing from the applicable Rating Agencies (as defined in the Security Instrument) to the effect that such release will not result in a qualification, downgrade or withdrawal of any rating in effect immediately prior to such defeasance for any Securities (as defined in the Security Instrument); and

                     (G) such other certificates, documents or instruments as Lender may reasonably request.

The Defeasance Deposit shall be used to purchase Government Securities which provide payments which are (A) payable on or prior to, but as close as possible to, all successive Monthly Payment Dates after the Release Date and the Maturity Date and (B) in amounts necessary to meet the scheduled payments of principal and interest due under this Note on such dates (the "Scheduled Defeasance Payments"). Borrower, pursuant to the Pledge Agreement or other appropriate documents shall authorize and direct that the payments received from the Government Securities be made directly to Lender and applied to satisfy the obligations of the Borrower under this Note.

            (ii) Upon compliance with the requirements of this Section 5(b), the Property shall be released from the lien of the Security Instrument and the pledged Defeasance Deposit and the Government Securities purchased therewith shall be the sole source of collateral securing this Note. In connection with such release, Lender, or its designee, shall establish or designate a successor entity (the "Successor Borrower") and Borrower shall transfer and assign all obligations, rights and duties under and to this Note together with the pledged Defeasance Deposit and/or Government Securities to such Successor Borrower. Such Successor Borrower shall assume the obligations of Borrower under this Note and the Pledge Agreement and Borrower shall be relieved of its obligations thereunder. Borrower shall pay all costs and expenses incurred by Lender, including Lender's attorneys' fees and expenses and any Rating Agency fees incurred in connection with this Section 5(b).

            (iii) For purposes hereof, the following terms shall have the following meanings:

                 (1) The term "Defeasance Deposit" shall mean an amount equal to the sum of (1) the amount which will be sufficient to purchase Government Securities necessary to meet the Scheduled Defeasance Payments; and (2) any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the transfer of this Note or otherwise required to accomplish the agreements of this Section 5(b), all fees, costs and expenses incurred or to be incurred by Lender in the purchase of such Government Securities and the assumption payments referred to above; (2) The term "Government Securities" shall mean (A) U.S. Treasury Obligations and (B) Non-U.S. Treasury Obligations;






                                       -5-
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                  (3) The term "U.S. Treasury Obligations" shall mean direct, non-callable, fixed rate obligations of the United States of America; and

                  (4) The term "Non-U.S. Treasury Obligations" shall mean non-callable, fixed rate obligations, other than U.S. Treasury Obligations, that are "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended.

             (iv) Following the delivery of the Defeasance Deposit to Lender, Borrower shall not have any right to prepay this Note.

         (c) Simultaneously with each Default Repayment (defined herein) occurring prior to the Monthly Payment Date which is three months prior to the Maturity Date, Borrower shall pay to Lender an amount equal to the greater of:
(A) three (3%) percent of the principal amount of this Note being prepaid; and
(B) the present value of a series of payments each equal to the Payment Differential (hereinafter defined) and payable on each Monthly Payment Date over the remaining original term of this Note and on the Maturity Date discounted at the Reinvestment Yield (hereinafter defined) for the number of months remaining from the date of the Default Repayment (the "Repayment Date") to each such Monthly Payment Date and the Maturity Date. The term "Reinvestment Yield" as used herein shall be equal to the lesser of (a) the (i) yield on the U.S. Treasury issue (primary issue) with the same maturity date as the Maturity Date; or (ii) if no such U.S. Treasury issue is available. then the interpolated yield on the two U.S. Treasury issues (primary issues) with maturity dates (one prior to and one following) that are closest to the Maturity Date; or (b) the (i) yield on the U.S. Treasury issue (primary issue) with a term equal to the remaining average life of the Debt, or (ii) if no such U.S. Treasury issue is available, then the interpolated yield on the two U.S. Treasury issues (primary issues) with terms (one prior to and one following) that are closest to the remaining average life of the Debt, with each such yield being based on the bid price for such issue as published in The Wall Street Journal on the date that is 14 days prior to the Repayment Date (or, if such bid price is not published on that date, the next preceding date on which such bid price is so published) and converted to a monthly compounded nominal yield. The term "Payment Differential" as used herein shall be equal to (x) the Applicable Interest Rate minus the Reinvestment Yield, divided by (y) 12 and multiplied by (z) the principal sum being repaid on such Repayment Date after application of the Constant Monthly Payment (if any) due on the date of the Default Repayment, provided that the Payment Differential shall in no event be less than zero. In no event, however, shall Lender be required to reinvest any repayment proceeds in U.S. Treasury obligations or otherwise.

         For purposes of this Note, the term "Default Repayment" shall mean a repayment of all or any portion of the principal amount of this Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a repayment occurring in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.








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6.       SECURITY

         This Note is secured by the Security Instrument and the other Loan Documents. The Security Instrument is intended to be duly recorded in the public records of the county where the Property is located. All of the terms, covenants and conditions contained in the Security Instrument and the other Loan Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.

7.       SAVINGS CLAUSE

         This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

8.       LATE CHARGE

         If any sum payable under this Note is not paid on the date on which it is due, regardless of whether such failure shall constitute an Event of Default, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the other Loan Documents.

9.       NO ORAL CHANGE

         This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.









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10.      JOINT AND SEVERAL LIABILITY

         If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.

11.      WAIVERS, ETC.

         All payments required hereunder shall be made irrespective of, and without any deduction for, any setoff, defense or counterclaim. Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind, other than notices specifically required by the terms of this Note, the Security Instrument and the other Loan Documents. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the other Loan Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the other Loan Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the other Loan Documents. In addition, acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation or limited liability company, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders or members comprising, or the officers and directors or managers relating to, the corporation or limited liability company, and the term "Borrower" as used herein, shall include any alternative or successor corporation or limited liability company, but any predecessor corporation or limited liability company shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in a partnership, corporation or limited liability company which may be set forth in the Security Instrument or any other Loan Document.)

12.      TRANSFER

         Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the other Loan Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.







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13.      WAIVER OF TRIAL BY JURY

         BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN, THE APPLICATION FOR THE LOAN, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER LOAN DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

14.      EXCULPATION

         Notwithstanding anything to the contrary contained in this Note, the liability of Borrower to pay the Debt and for the performance of the other agreements, covenants and obligations contained herein and in the Security Instrument and the other Loan Documents shall be limited as set forth in Article 13 of the Security Instrument.

15.      AUTHORITY

         Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the other Loan Documents and that this Note, the Security Instrument and the other Loan Documents constitute valid and binding obligations of Borrower.

16.      APPLICABLE LAW

         This Note shall be governed, construed, applied and enforced in accordance with the laws of the state in which the Property is located and the applicable laws of the United States of America.

17.      COUNSEL FEES

         In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.

18.      NOTICES

         All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person, (ii) one
(1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

                     If to Borrower:       Moorestown Mall LLC
                                           c/o PREIT-Rubin, Inc.
                                           The Bellevue
                                           200 South Broad Street
                                           Philadelphia, Pennsylvania 19102
                                           Attention: Jeffrey A. Linn


                     With a copy to:       Klehr, Harrison, Harvey, Branzburg
                                           & Ellers LLP
                                           260 South Broad Street
                                           Philadelphia, Pennsylvania 19102
                                           Attention: Denise M. Day, Esq.


                     If to Lender:         Lehman Brothers Bank, FSB
                                           399 Park Avenue
                                           8th Floor
                                           New York, New York 10022
                                           Attention: John Herman


                     With a copy to:       Stroock & Stroock & Lavan LLP
                                           180 Maiden Lane
                                           New York, New York 10038
                                           Attention: William Campbell, Esq.


or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         "Business Day" shall mean a day upon which commercial banks are not authorized or required by law to close in New York, New York.

19.      MISCELLANEOUS

         (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Whenever used, the singular shall include the plural, the plural shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

         IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.





                              BORROWER:

                              MOORESTOWN MALL LLC,
                              a Delaware limited liability company

                              By: PR MOORESTOWN LIMITED PARTNERSHIP,
                                  its sole member

                                  By: PR MOORESTOWN LLC,
                                      its general partner

                                      By: PREIT ASSOCIATES, L.P.,
                                          its sole member

                                          By: PENNSYLVANIA REAL ESTATE
                                              INVESTMENT TRUST,
                                              its general partner

                                              By: Bruce Goldman
                                                  ------------------------------
                                                  Name:   Bruce Goldman
                                                  Title:  Executive Vice
                                                          President & General
                                                          Counsel

                                 ACKNOWLEDGEMENT



STATE OF PA     )
                )        ss:
COUNTY OF PHILA.)


         I certify that on May 29, 2003, Bruce Goldman personally came before me and this person acknowledged under oath, to my satisfaction, that:

         this person signed and delivered the attached document as Exec. V.P. & Gen. Counsel of Pennsylvania Real Estate Investment Trust, a Pennsylvania business trust,

         Pennsylvania Real Estate Investment Trust is the general partner of PREIT Associates, L.P., a Delaware limited partnership,

         PREIT Associates, L.P. is the sole member of PR Moorestown LLC, a Pennsylvania limited liability company,

         PR Moorestown LLC is the general partner of PR Moorestown Limited Partnership, a PA limited partnership,

         PR Moorestown Limited Partnership is the sole member of Moorestown Mall LLC, a Delaware limited liability company, the limited liability company named in this document, and this document was signed and made by the business trust, on behalf of the foregoing entities, as its voluntary act and deed by virtue of authority from its Board of Trustees.





                                                              Anne M. Goody
                                                              ------------------
                                                              Notary Public